EXHIBIT 99.3

Auction 123 Inc.

Audited Financial Statements

As of and for the year ended May 31, 2016

Independent Auditor’s Report

To the Shareholders

Auction 123 Inc.

We have audited the accompanying financial statements of Auction 123 Inc., which comprise the balance sheet as of May 31, 2016, and the related statements of income, shareholders’ equity and cash flows for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Auction 123 Inc. as of May 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States.

 /s/ Wipfli LLP

Minneapolis, MN

January 11, 2017

Auction 123 Inc.
Balance Sheet

May 31,
2016
ASSETS
Cash and cash equivalents	$1,956,836
Trade receivables	713,378
Allowance for doubtful accounts	(55,970)
Receivable other	4,557
Work in process (accrued AR)	110,214
Prepaid expenses	4,336
Total current assets	2,733,351
Fixed assets:
Computer equipment and software for internal use	177,889
Leasehold improvements	125,758
Automobiles	92,189
Total fixed assets	395,836
Less accumulated depreciation	(174,867)
Net fixed assets	220,969
Due from shareholders	521,732
Total non-current assets	742,701
Total assets	$3,476,052

LIABILITIES
Accounts payable	$110,939
Deferred revenue	28,391
Accrued payroll and related liabilities	50,451
Accrued vacation	50,067
Automobile loan	6,602
Due to Basha Holdings, LLC	33,000
Other accrued liabilities	367,539
Total current liabilities	646,989
Automobile loan	14,305
Total non-current liabilities	14,305
Total liabilities	661,294

SHAREHOLDERS' EQUITY
Common stock	8
Additional paid-in capital	26,380
Retained earnings	2,788,370
Total shareholders' equity	2,814,758
Total liabilities and shareholders' equity	$3,476,052

Auction 123 Inc.
Statement of Income

Year ended
May 31, 2016
Net revenue	$4,544,234
Cost of revenue	899,332
Gross profit	3,644,902
Operating expenses:
Payroll	1,547,123
Non-payroll operating expenses	627,833
Net operating expenses	2,174,956
Operating income	1,469,946
Interest income	519
Net income	$1,470,465

______________________________________________________

Auction 123 Inc.
Statement of Shareholders' Equity
Year ended May 31, 2016

	Common Stock		Additional		Total
	Shares Issued	Par	Paid-in	Retained	Shareholders'
	and Outstanding	Value	Capital	Earnings	Equity
Balance May 31, 2015	7,500	$8	$26,380	$1,522,219	$1,548,607

Distributions to shareholders	-	-	-	(204,314)	(204,314)
Net income	-	-	-	1,470,465	1,470,465
Balance May 31, 2016	7,500	$8	$26,380	$2,788,370	$2,814,758

______________________________________________________

Auction 123 Inc.
Statement of Cash Flows

Year ended
May 31, 2016
Operating activities:
Net income	$1,470,465
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and other amortization	42,010
Non-cash interest expense	2,112
Net change in assets and liabilities:
Current assets	374,692
Current liabilities	228,316
Net cash provided by operating activities	$2,117,595

Investing activities:
Purchase of fixed assets	(76,911)
Issuance of shareholder loans	(458,107)
Net cash used in investing activities	$(535,018)

Financing activities:
Payments on long-term debt	(38,661)
Distributions to shareholders	(204,314)
Net cash used in financing activities	$(242,975)

Net change in cash and cash equivalents	1,339,602
Cash and cash equivalents at beginning of period	617,234
Cash and cash equivalents at end of period	$1,956,836
Cash paid for interest	$1,581

______________________________________________________

Auction 123 Inc.

Notes to Financial Statements

Note 1 - Nature of business

Founded in 2001, Auction123, Inc. (the “Company”) is a leading provider of website development, inventory management, and online marketing solutions for dealerships of all categories including automotive, RV & camper, powersports, motorcycle, marine, commercial truck, and aircraft. The Company’s award winning web-based software offers tight and seamless integration between the Dealer Management System (DMS), the dealer's website(s), eBay Motors, Craigslist, Facebook, and nearly all third-party classified websites.

With over 9,000 registered customers, the Company continues to develop offerings consistent with the ever-changing landscape of Internet marketing and will maintain its mission to be the industry leader for providing the best online marketing tools available. The Company is headquartered in Weston, Florida.

Note 2 - Summary of the Company’s significant accounting policies

Variable Interest Entity: The Company has a leasing arrangement with Basha Holdings, LLC which calls for the Company to be responsible for property taxes, insurance and common area maintenance on the building, along with remitting a monthly lease payment in the amount of the mortgage payment to Basha Holdings, LLC. Basha Holdings, LLC is an entity controlled by the majority shareholder of the Company.  The only assets and liabilities of this entity are the office building that the Company operates in and the associated mortgage.  This mortgage is guaranteed by the Company and has a balance of approximately $826,000 as of May 31, 2016.

The Company determined that Basha Holdings, LLC is a variable interest entity in which the Company held a variable interest. The Company also determined that all criteria for electing the private company accounting alternative have been met and the Company does not consolidate the variable interest entity in its financial statements.

Revenue recognition: Revenue is derived primarily from dashboard and website subscriptions, fees for billing and collecting activities from third parties, and revenue received based on variable transaction fees.  Revenue for obligations to provide customers with future services are deferred and recognized either over the term of the respective agreements or, in the case of revenue associated with specific services, upon performance of the service.

The Company follows guidance provided in ASC 605-45, Principal Agent Considerations, which states that the determination of whether a company should recognize revenue based on the gross amount billed to a customer or the net amount retained is a matter of judgment that depends on the facts and circumstances of the arrangement and that certain factors should be considered in the evaluation. The Company recognizes monthly subscription fees net of applicable listing fees, which are assessed to the Company’s customers on some listed advertisements.  These fees are not controlled by the Company, which effectively acts as a clearing house collecting and remitting listing fees for certain customers on behalf of the listing services. All other revenue is reported on a gross basis, as the Company contracts directly with the end customer, assumes the risk of loss and has pricing flexibility.

Deferred revenue and work in process:  Deferred revenue represents the portion of collected or billed revenue for which the revenue recognition process is incomplete.  Work in process represents revenue earned for which invoices have not yet been generated as of the reporting date.

Accounting estimates and assumptions: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts receivable: Trade receivables are carried at original invoice amount less an estimate for doubtful accounts based on a review of all outstanding amounts. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Leasehold improvements, automobiles, software and equipment: Leasehold improvements, automobiles, software and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over useful lives ranging from 3 to 7 years.

Expenditures for maintenance and repairs are expensed when incurred.  Expenditures for betterments are capitalized.  When property is retired or sold, the cost and the related accumulated depreciation or amortization is removed from the accounts, and the resulting gain or loss is included in operations.

Concentration of credit risk: The Company maintains cash with a financial institution. Account balances were in excess of insured amounts during the fiscal year ended May 31, 2016.  The Company has experienced no losses as a result of the excess.

The Company’s largest two customers represent approximately 49% and 18% of accounts receivable as of May 31, 2016 respectively.  These same two customers represent 20% and 18% of revenue for the year ended May 31, 2016.

Subsequent events: The Company has evaluated subsequent events through January 11, 2017, which is the date the financial statements were available to be issued.

Note 3 – Rent commitments and related party transactions

    The Company leases its office premises on a month-to-month basis from Basha Holdings, LLC, an entity controlled by an officer-shareholder of the Company.  The monthly payment is approximately $10,000 plus normal maintenance, operating expenses and property taxes.

Rent expense for the year ended May 31, 2016 totaled approximately $132,500, of which approximately $120,000 was paid to an officer-shareholder.

The Company has no future minimum payments required under operating leases as of May 31, 2016.

The Company also has a payable to Basha Holdings, LLC in the amount of $33,000.  This payable represents the closing costs and property taxes incurred upon the purchase of the office building. Interest was imputed at a rate of 6.1% per annum.  Total interest expense recorded for the year ended May 31, 2016 was approximately $2,000.  Interest and principal is due on demand.

Note 4 – Line of credit and debt

The Company has a $250,000 line of credit available with a bank, which bears interest at the Prime Rate minus 0.7% (2.8% at May 31, 2016). The line is secured by the assets of the Company. Borrowings of $0 were outstanding under the line on May 31, 2016.

The Company has a non-interest bearing loan that is secured by a Company automobile with a balance $20,907 of which $6,602 is payable in fiscal 2017.

Minimum principal payments due on the loan are as follows for the fiscal years ending:

Fiscal year ending May 31:	Loan Payable
2017	$6,602
2018	6,602
2019	6,602
2020	1,101
$20,907

Note 5 – Shareholder note receivable

The Company has a non-interest bearing demand note receivable from an officer-shareholder in the amount of $521,732.  Interest was imputed at a rate of 6.1% per annum.  Total interest income recorded for the year ended May 31, 2016 was approximately $4,000. Interest and principal is due on demand but is not expected to be demanded in the next 12 months.

Note 6 - Income Tax Status

The Company is a sub chapter S-corporation and with the consent of its stockholders, elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporate income taxes, the shareholders separately account for their pro rata shares of the Company’s items of income, deduction, losses and credits. Therefore, these statements do not include any provision for corporate income taxes.

The Company follows the accounting guidance for uncertainty in income taxes. Management has evaluated their material tax positions and determined no income tax effects with respect to the financial statements. The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for years prior to 2012. The Company has not been notified of any impending examinations by tax authorities, and no examinations are in process.

Note 7 – Subsequent Events

On November 1, 2016, the Company entered into an asset purchase agreement with ARI Network Services, Inc. (“ARI”) whereby the Company sold substantially all of its assets to ARI.

Auction 123 Inc.

Unaudited Financial Statements

August 31, 2016 and for the three month

periods ended August 31, 2016 and 2015

Contents

Unaudited Financial Statements

Balance Sheet	12

Statements of Income	13

Statements of Cash Flows	13

Notes to Financial Statements	14-16

Auction 123 Inc.
Consolidated Balance Sheet
Unaudited
August 31,
2016
ASSETS
Cash and cash equivalents	$2,222,677
Trade receivables	871,642
Allowance for doubtful accounts	(66,322)
Receivable other	4,412
Work in Process (accrued AR)	112,836
Prepaid expenses	5,542
Total current assets	3,150,787
Fixed assets:
Computer equipment and software for internal use	177,889
Leasehold improvements	125,758
Automobiles	92,189
Total fixed assets	395,836
Less accumulated depreciation	(187,154)
Net fixed assets	208,682
Due from shareholders	529,729
Total non-current assets	738,411
Total assets	$3,889,198

LIABILITIES
Accounts payable	$139,820
Deferred revenue	12,793
Accrued payroll and related liabilities	26,868
Accrued vacation	54,108
Sales and use tax payable	1,715
Automobile Loan	6,602
Due to Basha holdings	33,503
Other accrued liabilities	311,975
Total current liabilities	587,384
Automobile Loan	12,655
Total non-current liabilities	12,655
Total liabilities	600,039

SHAREHOLDERS' EQUITY
Common stock	8
Additional paid-in capital	26,380
Retained earnings	3,262,771
Total shareholders' equity	3,289,159
Total liabilities and shareholders' equity	$3,889,198

Auction 123 Inc.
Consolidated Statement of Income
Unaudited
	Three months ended August 31,
	2016	2015
Net revenue	$1,235,629	$1,117,127
Cost of revenue	215,328	247,158
Gross profit	1,020,301	869,969
Operating expenses:
Payroll	372,378	370,340
Non-payroll operating expenses	114,108	204,026
Net operating expenses	486,486	574,366
Operating income	533,815	295,603
Interest income	7,494	85
Net income	$541,309	$295,688

__________________________________________________

Auction 123 Inc.

Auction 123 Inc.
Consolidated Statement of Cash Flows
Unaudited
	Three months ended August 31,
	2016	2015
Operating activities:
Net income	$541,309	$295,688
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and other amortization	12,286	10,502
Non-cash interest expense	(7,494)	2,169
Net change in assets and liabilities:
Current assets	(151,595)	(335,100)
Current liabilities	(60,107)	62,276
Net cash provided by operating activities	$334,399	$35,535

Investing activities:
Issuance of shareholder loans	-	(50,000)
Net cash used in investing activities	$-	$(50,000)

Financing activities:
Payments on long-term debt	(1,650)	(4,180)
Distributions to shareholders	(66,908)	(29,777)
Net cash used in financing activities	$(68,558)	$(33,957)

Net change in cash and cash equivalents	265,841	(48,422)
Cash and cash equivalents at beginning of period	1,956,836	617,234
Cash and cash equivalents at end of period	$2,222,677	$568,812
Cash paid for interest	$-	$443

Notes to Financial Statements

Note 1 - Nature of business

Founded in 2001, Auction123, Inc. (the “Company”) is a leading provider of website development, inventory management, and online marketing solutions for dealerships of all categories including automotive, RV & camper, powersports, motorcycle, marine, commercial truck, and aircraft. The Company’s award winning web-based software offers tight and seamless integration between the Dealer Management System (DMS), the dealer's website(s), eBay Motors, Craigslist, Facebook, and nearly all third-party classified websites.

With over 9,000 registered customers, the Company continues to develop offerings consistent with the ever-changing landscape of Internet marketing and will maintain its mission to be the industry leader for providing the best online marketing tools available. The Company is headquartered in Weston, Florida.

Note 2 - Summary of the Company’s significant accounting policies

Variable Interest Entity: The Company has a leasing arrangement with Basha Holdings, LLC which calls for the Company to be responsible for property taxes, insurance and common area maintenance on the building, along with remitting a monthly lease payment in the amount of the mortgage payment to Basha Holdings, LLC. Basha Holdings, LLC is an entity controlled by the majority shareholder of the Company.  The only assets and liabilities of this entity are the office building that the Company operates in and the associated mortgage.  This mortgage is guaranteed by the Company and has a balance of approximately $810,000 as of August 31, 2016.

The Company determined that Basha Holdings, LLC is a variable interest entity in which the Company held a variable interest. The Company also determined that all criteria for electing the private company accounting alternative have been met and the Company does not consolidate the variable interest entity in its financial statements.

Revenue recognition: Revenue is derived primarily from dashboard and website subscriptions, fees for billing and collecting activities from third parties, and revenue received based on variable transaction fees.  Revenue for obligations to provide customers with future services are deferred and recognized either over the term of the respective agreements or, in the case of revenue associated with specific services, upon performance of the service.

The Company follows guidance provided in ASC 605-45, Principal Agent Considerations, which states that the determination of whether a company should recognize revenue based on the gross amount billed to a customer or the net amount retained is a matter of judgment that depends on the facts and circumstances of the arrangement and that certain factors should be considered in the evaluation. The Company recognizes monthly subscription fees net of applicable listing fees, which are assessed to the Company’s customers on some listed advertisements.  These fees are not controlled by the Company, which effectively acts as a clearing house collecting and remitting listing fees for certain customers on behalf of the listing services. All other revenue is reported on a gross basis, as the Company contracts directly with the end customer, assumes the risk of loss and has pricing flexibility.

Deferred revenue and work in process:  Deferred revenue represents the portion of collected or billed revenue for which the revenue recognition process is incomplete.  Work in process represents revenue earned for which invoices have not yet been generated as of the reporting date.

Accounting estimates and assumptions: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts receivable: Trade receivables are carried at original invoice amount less an estimate for doubtful accounts based on a review of all outstanding amounts. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Leasehold improvements, automobiles, software and equipment: Leasehold improvements, automobiles, software and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over useful lives ranging from 3 to 7 years.

Expenditures for maintenance and repairs are expensed when incurred.  Expenditures for betterments are capitalized.  When property is retired or sold, the cost and the related accumulated depreciation or amortization is removed from the accounts, and the resulting gain or loss is included in operations.

Concentration of credit risk: The Company maintains cash with a financial institution. Account balances were in excess of insured amounts during the quarters ended August 31, 2016 and 2015.  The Company has experienced no losses as a result of the excess.

The Company’s largest two customers represent approximately 37% and 26% of accounts receivable as of August 31, 2016.  These same two customers represent 15% and 22% of revenue for the three month period ended August 31, 2016 and 36% and 16% of revenue for the three month period ending August 31, 2015.

Note 3 – Rent commitments and related party transactions

The Company leases its office premises on a month-to-month basis from Basha Holdings, LLC, an entity controlled by an officer-shareholder of the Company.  The monthly payment is approximately $10,000 plus normal maintenance, operating expenses and property taxes.

Rent expense for the periods ending August 31, 2016 and 2015 totaled $32,000 and $35,000 respectively, of which approximately $32,000 and $34,000 was paid to an officer-shareholder.

The Company has no future minimum payments required under operating leases as of August 31, 2016.

The Company also has a payable to Basha Holdings, LLC in the amount of $33,503.  This payable represents the closing costs and property taxes incurred upon the purchase of the office building. Interest was imputed at a rate of 6.1% per annum.  Interest and principal is due on demand.

Note 4 – Line of credit and debt

The Company has a $250,000 line of credit available with a bank, which bears interest at the Prime Rate minus 0.7% (2.8% at August 31, 2016). The line is secured by the assets of the Company. Borrowings of $0 were outstanding under the line on August 31, 2016.

The Company has a non-interest bearing loan that is secured by a Company automobile with a balance $19,257 of which $6,602 is payable in the next 12 months.

Minimum principal payments due on the loan are as follows for the fiscal years ending:

Fiscal year ending May 31:	Loan Payable
2017	$4,952
2018	6,602
2019	6,602
2020	1,101
$19,257

Note 5 – Shareholder note receivable

The Company has a non-interest bearing demand note receivable from an officer-shareholder in the amount of $529,729.  Interest was imputed at a rate of 6.1% per annum.  Interest and principal is due on demand but is not expected to be demanded in the next 12 months.

Note 6  -- Income Tax Status

The Company is a sub chapter S-corporation and with the consent of its stockholders, elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporate income taxes, the shareholders separately account for their pro rata shares of the Company’s items of income, deduction, losses and credits. Therefore, these statements do not include any provision for corporate income taxes.

The Company follows the accounting guidance for uncertainty in income taxes. Management has evaluated their material tax positions and determined no income tax effects with respect to the financial statements. The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for years prior to 2012. The Company has not been notified of any impending examinations by tax authorities, and no examinations are in process.

Note 7 – Subsequent Events

On November 1, 2016, the Company entered into an asset purchase agreement with ARI Network Services, Inc. (“ARI”) whereby the Company sold substantially all of its assets to ARI.